Supplement dated August 10, 2009 to Prospectuses dated May 1, 2009 for

AnnuiChoice® II, AdvantEdge, Pinnacleplus, and Pinnacle V

Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes an important change to one of the Investment Options in your variable annuity issued by Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

In Part 1 - Fees and Expense Tables and Summary, in the table titled “Total Annual Portfolio Operating Expenses,” the expense information of the Rydex VT Multi-Hedge Strategies Fund will be replaced with the following:

Portfolio	Manage- ment Fees	12b-1 Fee or Service Fee	Other Expen- ses	Acquired Funds Fees and Expenses	Total Annual Gross Expenses	Total Annual Net Expenses
Rydex VT Multi-Hedge Strategies(1)	1.44%	0.00%	0.67%	0.16%	2.27%	1.98%

In Part 3 - Your Investment Options, in the section titled “The Variable Account Options,” the description of the Rydex VT Multi-Hedge Strategies Fund will be replaced with the following:

Rydex VT Multi-Hedge Strategies Fund

The Rydex Multi-Hedge Strategies Fund seeks long-term capital appreciation with less risk than traditional equity funds.  The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

(1) The Portfolio invests in a subsidiary, which has entered into a separate advisory agreement with the advisor for the management of the subsidiary’s portfolio.  The advisor has contractually agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to the advisor by the subsidiary.  This waiver will continue as long as the Portfolio invests in the subsidiary, and may not be terminated without the prior approval of the Portfolio’s board of trustees.